UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 27, 2017

VALLEY NATIONAL BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)
(973) 305-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on April 27, 2017. On the record date of February 27, 2017, there were 263,833,405 of the Company’s shares of common stock outstanding. A total of 229,973,848 of the Company’s shares were present or represented by proxy at the meeting. The Company’s shareholders took the following actions:

Proposal #1 - Voted on the election of 12 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors. The following is a list of directors elected at the Annual Meeting with the number of votes “For”, “Against”, "Abstain" and Broker "Non-Votes".

	Number of Votes
Name	For	Against	Abstain	Broker Non-Votes
Andrew B. Abramson	160,029,002	16,563,992	849,203	52,531,652
Peter J. Baum	174,264,481	2,296,417	881,300	52,531,650
Pamela R. Bronander	160,783,733	15,745,484	912,975	52,531,655
Eric P. Edelstein	172,280,209	4,180,093	981,892	52,531,654
Mary J. Steele Guilfoile	165,337,708	11,223,215	881,272	52,531,653
Graham O. Jones	169,057,185	7,469,183	915,828	52,531,652
Gerald Korde	158,512,994	18,021,607	907,595	52,531,653
Michael L. LaRusso	172,922,706	3,605,672	913,817	52,531,653
Marc J. Lenner	159,949,917	16,620,630	871,649	52,531,651
Gerald H. Lipkin	170,820,514	5,805,359	816,322	52,531,653
Suresh L. Sani	172,745,601	3,798,333	898,261	52,531,653
Jeffrey S. Wilks	166,270,393	10,289,561	882,241	52,531,653

Proposal #2 – Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions, is as follows:

Number of Votes
For	225,537,072
Against	3,192,706
Abstain	1,244,069

Proposal #3 - Approved, on a non-binding basis, the compensation of the Company’s named executive officers as determined by the Compensation and Human Resources Committee.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	170,307,500
Against	5,678,889
Abstain	1,455,798
Broker Non-Votes	52,531,661

Proposal #4 - Voted, on a non-binding basis, in favor of holding an advisory vote on executive compensation once every year.

The number of shares voted for “One Year,” “Two Years” and “Three Years,” as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
One Year	132,521,072
Two Year	2,788,860
Three Years	40,305,324
Abstain	1,826,931
Broker Non-Votes	52,531,661

In light of the outcome of the vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, the Company has made the determination to continue to hold the advisory vote on the compensation of the Company’s named executive officers on an annual basis until the next required vote on the frequency of such votes. Accordingly, the next shareholder advisory vote on executive compensation will be held at the Company’s 2018 Annual Meeting of Shareholders.

Proposal #5 - Approved the amendment to the restated certificate of incorporation of Valley National Bancorp to increase the number of authorized shares of common and preferred stock.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	101,341,988
Against	75,024,300
Abstain	1,075,903
Broker Non-Votes	52,531,657

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2017		VALLEY NATIONAL BANCORP

	By:	/s/ Alan D. Eskow
Alan D. Eskow
Senior Executive Vice President & Chief Financial Officer